UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2004

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

California (State or Other Jurisdiction of Incorporation)	1-6615 (Commission File Number)	95-2594729 (IRS Employer Identification No.)

7800 Woodley Avenue, Van Nuys, California (Address of Principal Executive Offices)	91406 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 781-4973

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Written communications pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 22, 2004, Superior Industries International, Inc. issued a press release announcing its results of operations for the third quarter of 2004. The text of that announcement is attached as Exhibit 99.1. On that same date, the Company held an earnings teleconference call, which was webcast on the Company’s website. A transcript of that teleconference call is also attached as Exhibit 99.2. Both of the exhibits are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press release, dated October 22, 2004, issued by Superior Industries International, Inc. announcing results of operations for the third quarter of 2004.
99.2	Transcript of earnings conference call of Superior Industries International, Inc. on October 22, 2004 at 1:00 p.m. Eastern Daylight Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Registrant)

Date: October 28, 2004

/s/ R. Jeffrey Ornstein

R. Jeffrey Ornstein Vice President and Chief Financial Officer